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                               Small Company Fund

                                  ANNUAL REPORT
                                October 31, 1998

                      THE 59 WALL STREET SMALL COMPANY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1998

ASSETS:
       Investments in U.S. Small Company
       Portfolio (the "Portfolio"), at
          value (Note 1) ....................................      $ 29,687,610
       Receivable for capital stock sold ....................           300,000
                                                                   ------------
            Total Assets ....................................        29,987,610
                                                                   ------------
LIABILITIES:
      Payables for:
         Capital stock redeemed .............................           113,728
         Shareholder servicing/eligible
            institution fees (Note 2) .......................             5,677
         Administrative fee (Note 2) ........................             2,839
         Accrued expenses and other liabilities .............            23,292
                                                                   ------------
            Total Liabilities ...............................           145,536
                                                                   ------------
NET ASSETS ..................................................      $ 29,842,074
                                                                   ============
Net Assets Consist of:
      Paid-in capital .......................................      $ 21,881,167
      Accumulated net realized gains ........................         9,529,557
      Net unrealized depreciation ...........................        (1,568,650)
                                                                   ------------
Net Assets ..................................................      $ 29,842,074
                                                                   ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE
     ($29,842,074 / 2,155,729 shares) .......................            $13.84
                                                                         ======

                       See Notes to Financial Statements.

                      THE 59 WALL STREET SMALL COMPANY FUND
                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 1998

INVESTMENT INCOME:
  Income:
    Dividend income allocated from Portfolio ..................    $    282,570
    Interest income allocated from Portfolio ..................          42,902
    Expenses allocated from Portfolio .........................        (288,157)
                                                                   ------------
        Total Income ..........................................          37,315
                                                                   ------------
  Expenses:
    Shareholder servicing/eligible institution fees (Note 2) ..          91,222
    Administrative fee (Note 2) ...............................          45,611
    Directors' fees (Note 2) ..................................           7,000
    Professional fees .........................................          12,500
    Miscellaneous expense .....................................          69,727
                                                                   ------------
        Total Expenses ........................................         226,060
                                                                   ------------
        Net Investment Loss ...................................        (188,745)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) (Notes 1 and 3):
  Net realized gain on investments ............................       8,365,175
  Net realized loss on futures transactions ...................        (775,173)
  Net change in unrealized appreciation on investments ........     (12,624,297)
                                                                   ------------
      Net Realized and Unrealized Loss ........................      (5,034,295)
                                                                   ------------
  Net Decrease in Net Assets Resulting from Operations ........    $ (5,223,040)
                                                                   ============

                       See Notes to Financial Statements.

                      THE 59 WALL STREET SMALL COMPANY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                          For the years
                                                         ended October 31,
                                                   ----------------------------
                                                       1998            1997
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment loss .........................  $   (188,745)   $    (84,843)
    Net realized gain on investments ............     7,590,002       3,703,598
    Net change in unrealized appreciation
       on investments ...........................   (12,624,297)      4,169,782
                                                   ------------    ------------
       Net increase (decrease) in net assets
          resulting from operations .............    (5,223,040)      7,788,537
                                                   ------------    ------------

  Dividends and distributions declared (Note 1):
    In excess of net investment income ..........          --           (11,283)
    From net realized gains .....................    (3,203,180)     (1,445,257)
                                                   ------------    ------------
       Total dividends and
          distributions declared.................    (3,203,180)     (1,456,540)
                                                   ------------    ------------

  Capital Stock Transactions (Note 4):
    Net proceeds from sales of capital stock ....     6,589,986       5,287,207
    Net asset value of capital stock issued to
      shareholders in reinvestment of dividends
      and distributions .........................       241,141         108,419
    Net cost of capital stock redeemed ..........    (7,230,694)     (8,161,586)
                                                   ------------    ------------
       Net decrease in net assets resulting
          from capital stock transactions .......      (399,567)     (2,765,960)
                                                   ------------    ------------
          Total increase (decrease) in net assets    (8,825,787)      3,566,037

NET ASSETS:
  Beginning of year .............................    38,667,861      35,101,824
                                                   ------------    ------------
  End of year ...................................  $ 29,842,074    $ 38,667,861
                                                   ============    ============

                       See Notes to Financial Statements.

                      THE 59 WALL STREET SMALL COMPANY FUND
                              FINANCIAL HIGHLIGHTS
 Selected per share data and ratios for a share outstanding throughout each year

                                                                      For the years ended October 31,
                                                            ---------------------------------------------------
                                                             1998       1997       1996       1995       1994
                                                            -------    ------     -------    -------    -------
Net asset value, beginning of year......................     $17.79     $14.85     $12.81     $11.54    $12.92

Income from investment operations:
  Net investment income (loss)..........................      (0.09)     (0.04)      0.01       0.03      0.05
  Net realized and unrealized gain (loss)  .............      (2.35)      3.60       2.05       1.31     (1.04)

Less dividends and distributions (Note 1):
  From net investment income............................        --         --       (0.02)     (0.07)    (0.01)
  In excess of net investment income....................        --       (0.01)       --         --        --
  From net realized gains...............................      (1.51)     (0.61)       --         --      (0.38)
  In excess of net realized gains ......................        --         --         --         --        -- (1)
                                                            -------    -------    -------    -------    -------
  Net asset value, end of year..........................     $13.84     $17.79     $14.85     $12.81    $11.54
                                                            =======    =======    =======    =======    =======
Total Return(2).........................................     (14.94)%    24.65%     16.10%     11.69%    (7.81)%

Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)...............    $29,842    $38,668    $35,102    $29,408   $39,401
  Ratio of expenses to average net assets(2)............       1.41%      1.12%      1.10%      1.10%     1.10%
  Ratio of net investment income to average
    net assets..........................................      (0.52)%    (0.23)%     0.08%      0.25%     0.40%
  Portfolio turnover rate...............................        N/A        N/A        N/A         16%(3)   140%

----------
(1)  Less than $0.01 per share.

(2) The expense payment agreement terminated on July 1, 1997. Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

     Ratio of expenses to average
       net assets................   N/A     1.33%     1.32%    1.27%      1.21%
     Total Return................   N/A    24.44%    15.88%   11.52%     (7.94)%

     Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1995 reflects fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.39%.

(3) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's Financial Highlights which is included elsewhere in this report.

                       See Notes to Financial Statements.

                      THE 59 WALL STREET SMALL COMPANY FUND
                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street Small Company Fund (the "Fund") is a separate series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Fund is a separate diversified portfolio of the Corporation. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on April 23, 1991.

      The Fund invests all of its investable assets in the U.S. Small Company Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's porportionate interest in the net assets of the Portfolio (approximately 91% at October 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in connection with the Fund's financial statements.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. Valuation of investments by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

            B. Accounting for Investments. The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These timing differences result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

            D. Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

      2.  Transactions with Affiliates.

      Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.125% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 1998, the Fund incurred $45,611 for administrative services.

                      THE 59 WALL STREET SMALL COMPANY FUND
                    NOTES TO FINANCIAL STATEMENTS (continued)

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets. For the year ended October 31, 1998, the Fund incurred $91,222 for shareholder servicing/eligible institutional services.

      Board of Directors' Fees. Each Director receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 1998, the Fund incurred $7,000 for these fees.

      3. Investment Transactions. Investment transactions of the portfolio are discussed in Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:
                                                 For the years ended October 31,
                                                 -------------------------------
                                                   1998                1997
                                                 ---------          ---------
Capital stock sold ........................        397,132            329,831
Capital stock issued in connection
  with reinvestment of dividends
  and distributions........................         14,904              7,119
Capital stock repurchased..................       (430,436)          (526,782)
                                                   -------            -------
Net (decrease).............................        (18,400)          (189,832)
                                                   =======            =======

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street  Small  Company  Fund (a series of The 59 Wall  Street  Fund,
Inc.):

      We have audited the accompanying statement of assets and liabilities of The 59 Wall Street Small Company Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street Small Company Fund at October 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 11, 1998

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      The  following  investment   management  strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 1998.

Small Company Fund

      The Small Company Fund lost 14.9 percent over the twelve months ending October 31, 1998, underperforming the 11.9 percent loss in the Russell 2000 Index. Worries about emerging economies made this fiscal year unusually volatile. The Russell 2000 Index peaked at 491 on April 21st. It then fell a breathtaking 37% to 310 on October 8th. A recovery has already begun, however, with the Russell rising 21.9% off its October 8th bottom to close the month at
378. Throughout this turbulent period, we have held fast to the investment strategies which we believe will produce superior long-term performance. First, we have kept the Fund "industry neutral" in its composition relative to the Russell 2000 Index. This means that the Fund was neither underweighted nor overweighted in specific industries. Rather, the goal is to select the best stocks within each industry. Second, the Fund keeps a rough balance between growth and value stocks. The returns to these two investment styles vary over time. Keeping a balance between the two prevents the Fund from being fully invested in an out-of-favor style at any one point in time. This policy has produced more consistent performance over time and should continue to do so.

                      Small Company Fund Growth of $10,000

[The following information was depicted as a line graph in the printed material]

                                  Total Return
              ----------------------------------------------------
              One Year             Five Years          Inception
                Ended                Ended            to 10/31/98
              10/31/98              10/31/98          (Annualized)
              --------              --------          ------------
              (14.94)%                4.85%               7.50%

                    Date         Small Company*    S&P 600 Index
                    ----         --------------    -------------
                   4/23/91          $10,000          $10,000
                   4/30/91           $9,700           $9,824
                   5/31/91          $10,190          $10,292
                   6/30/91           $9,460           $9,697
                   7/31/91           $9,840          $10,036
                   8/31/91          $10,080          $10,406
                   9/30/91          $10,090          $10,487
                  10/31/91          $10,360          $10,764
                  11/30/91           $9,820          $10,265
                  12/31/91          $10,948          $11,086
                   1/31/92          $11,530          $11,986
                   2/29/92          $11,720          $12,336
                   3/31/92          $11,068          $11,920
                   4/30/92          $10,467          $11,501
                   5/31/92          $10,477          $11,654
                   6/30/92           $9,967          $11,107
                   7/31/92          $10,347          $11,493
                   8/31/92          $10,097          $11,168
                   9/30/92          $10,297          $11,425
                  10/31/92          $10,718          $11,786
                  11/30/92          $11,730          $12,688
                  12/31/92          $12,113          $13,129
                   1/31/93          $12,538          $13,573
                   2/28/93          $12,143          $13,259
                   3/31/93          $12,235          $13,688
                   4/30/93          $11,880          $13,312
                   5/31/93          $12,437          $13,904
                   6/30/93          $12,437          $13,990
                   7/31/93          $12,609          $14,184
                   8/31/93          $13,085          $14,797
                   9/30/93          $13,348          $15,214
                  10/31/93          $13,612          $15,607
                  11/30/93          $13,159          $15,097
                  12/31/93          $13,590          $15,613
                   1/31/94          $13,937          $16,101
                   2/28/94          $13,774          $16,043
                   3/31/94          $12,959          $15,198
                   4/30/94          $13,046          $15,288
                   5/31/94          $12,676          $15,114
                   6/30/94          $12,057          $14,606
                   7/31/94          $12,122          $14,845
                   8/31/94          $12,589          $15,672
                   9/30/94          $12,589          $15,620
                  10/31/94          $12,546          $15,557
                  11/30/94          $11,893          $14,982
                  12/31/94          $12,164          $15,329
                   1/31/95          $11,705          $15,135
                   2/28/95          $12,044          $15,764
                   3/31/95          $12,306          $16,033
                   4/30/95          $12,514          $16,039
                   5/31/95          $12,624          $16,672
                   6/30/95          $13,116          $17,537
                   7/31/95          $14,177          $18,548
                   8/31/95          $14,418          $18,931
                   9/30/95          $14,571          $19,270
                  10/31/95          $14,013          $18,408
                  11/30/95          $14,472          $19,182
                  12/31/95          $14,834          $19,689
                   1/31/96          $14,713          $19,668
                   2/28/96          $14,965          $20,281
                   3/31/96          $15,612          $20,694
                   4/30/96          $16,664          $21,804
                   5/31/96          $17,003          $22,661
                   6/30/96          $16,127          $21,729
                   7/31/96          $14,823          $19,832
                   8/31/96          $15,688          $20,984
                   9/30/96          $16,598          $21,803
                  10/31/96          $16,269          $21,467
                  11/29/96          $17,251          $22,351
                  12/31/96          $17,643          $22,937
                   1/31/97          $17,483          $23,395
                   2/28/97          $16,823          $22,825
                   3/31/97          $15,935          $21,748
                   4/30/97          $16,049          $21,809
                   5/30/97          $17,472          $24,236
                   6/30/97          $18,622          $25,271
                   7/31/97          $20,204          $26,446
                   8/31/97          $20,227          $27,051
                   9/30/97          $21,581          $29,031
                  10/31/97          $20,249          $27,755
                  11/29/97          $20,329          $27,576
                  12/31/97          $21,145          $28,058
                   1/31/98          $20,710          $27,616
                   2/28/98          $22,825          $29,657
                   3/31/98          $23,373          $30,880
                   4/30/98          $23,224          $31,051
                   5/30/98          $21,842          $29,379
                   6/30/98          $22,029          $29,441
                   7/31/98          $20,398          $27,057
                   8/31/98          $15,993          $21,803
                   9/30/98          $16,528          $23,510
                  10/31/98          $17,225          $24,456

* net of fees and expenses

           Past performance is not predictive of future performance.

                          U.S. SMALL COMPANY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                October 31, 1998
                           (expressed in U.S. dollars)

  Shares                                                                 Value
----------                                                            ----------
            COMMON STOCKS (96.1%)
            COMMERCIAL SERVICES (3.4%)
    15,900  Advo, Inc..............................................   $  404,456
    21,000  Bowne & Co., Inc.......................................      282,187
     5,800  Mail Well Holdings, Inc.*..............................       75,763
    20,300  Romac International, Inc.*.............................      356,519
                                                                      ----------
                                                                       1,118,925
                                                                      ----------
            CONSUMER DURABLES (4.0%)
    13,000  Action Performance
              Companies, Inc.*.....................................      383,500
     3,700  D.R. Horton, Inc.......................................       58,737
    14,300  Kaufman & Broad Home Corp..............................      408,444
    21,300  Standard Pacific Corp..................................      206,344
     8,100  U.S. Home Corp. *......................................      256,162
                                                                      ----------
                                                                       1,313,187
                                                                      ----------
            CONSUMER NON-DURABLES (7.9%)
    10,700  Blyth Industries, Inc.*................................      295,587
     4,200  Canandaigua Brands, Inc.*..............................      211,312
    37,800  Chiquita Brands
              International, Inc...................................      401,625
     8,900  Nautica Enterprises, Inc.*.............................      184,675
    17,000  Rexall Sundown, Inc.*..................................      304,406
    11,600  Sola International, Inc.*..............................      222,575
    44,600  Stride Rite Corp. (Rights).............................      406,975
     3,000  Timberland Co.*........................................      120,000
    12,000  Universal Corp.........................................      447,750
                                                                      ----------
                                                                       2,594,905
                                                                      ----------
            CONSUMER SERVICES (3.5%)
    28,600  Foodmaker, Inc.*.......................................      452,237
    46,000  Grand Casinos, Inc.*...................................      405,375
    25,400  Hollinger International, Inc...........................      330,200
                                                                      ----------
                                                                       1,187,812
                                                                      ----------
            ELECTRONIC TECHNOLOGY (5.5%)
    20,500  Amkor Technology, Inc.*................................      100,258
     1,000  Amphenol Corp. (New)*..................................       33,562
    15,000  Comverse Technology, Inc. *............................      691,406
     1,600  SCI Systems, Inc.*.....................................       63,200
     8,400  Vitesse Semiconductor Corp.*...........................      271,425
    21,400  Xircom, Inc............................................      629,294
                                                                      ----------
                                                                       1,789,145
                                                                      ----------
            ENERGY MINERALS (0.8%)
    17,600  Tesoro (Pete) Corp.*...................................      260,700
                                                                      ----------
            FINANCE (21.2%)
    23,000  Avis Rent A Car, Inc.*.................................      468,625
     1,500  Bank United Corp.......................................       59,953
    21,200  Budget Group, Inc.*....................................      380,275
    18,600  CBL & Associates
              Property's, Inc......................................      484,762
     5,700  CMAC Investment Corp...................................      238,687
     5,600  Commerce Group, Inc....................................      193,900
    28,200  Cornerstone Property's, Inc. ..........................      437,100
    41,500  Criimi Mae, Inc........................................       57,063
    13,000  Fidelity National Financial, Inc. .....................      399,750
     2,800  First American Financial Corp.                                87,675
    14,000  FirstMerit Corp........................................      371,875
     4,100  Forest City Enterprises, Inc...........................       88,150
     3,500  Golden State Bancorp, Inc.*............................       67,156
    31,100  Independence Community
              Bank.................................................      424,709
     5,400  Investment Technology
              Group, Inc.*.........................................      174,825
     8,200  LandAmerica Financial
              Group, Inc...........................................      425,888
    14,700  LNR Property Corp......................................      260,925
     3,700  Metris Companies, Inc..................................      120,481
     9,600  Omega Health Care
              Investors, Inc.......................................      297,600
     6,300  Orion Capital Corp.....................................      215,381
    26,700  Reliance Group Holdings, Inc...........................      372,131
    20,200  Security Capital Group, Inc.*..........................      321,938
    27,420  Sovereign Bancorp, Inc.................................      359,031
    34,800  Unicapital Corp. (New)*................................      241,425
    15,300  United Rental, Inc.*...................................      411,188
                                                                      ----------
                                                                       6,960,493
                                                                      ----------
            HEALTH SERVICES (5.2%)
    16,500  Foundation Health
              Services, Inc.*......................................      193,875
    22,300  Genesis Health Ventures, Inc.*.........................      301,050
    10,260  Orthodontic Centers of
              America, Inc.*.......................................      194,299
     6,200  Pharmaceutical Product
              Development, Inc.*...................................      168,175
    25,100  Sierra Health Services, Inc.*..........................      585,144
    11,300  Total Renal Care Holdings*.............................      276,850
                                                                      ----------
                                                                       1,719,393
                                                                      ----------
            HEALTH TECHNOLOGY (3.0%)
    14,000  Barr Laboratories, Inc.*...............................      478,625
    20,700  Cooper Companies, Inc..................................      491,625
                                                                      ----------
                                                                         970,250
                                                                      ----------

                          U.S. SMALL COMPANY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                October 31, 1998
                           (expressed in U.S. dollars)

  Shares                                                                 Value
----------                                                            ----------
            INDUSTRIAL SERVICES (1.1%)
    12,800  Eastern Environmental
              Services, Inc.*......................................   $  355,600
                                                                      ----------
            NON-ENERGY MINERALS (1.5%)
    90,200  Armco, Inc.*...........................................      428,450
     2,200  Texas Industries, Inc..................................       65,038
                                                                      ----------
                                                                         493,488
                                                                      ----------
            PROCESS INDUSTRIES (2.5%)
    26,700  Burlington Industries, Inc.*...........................      246,975
    24,700  Crompton & Knowles Corp................................      396,744
    12,500  NL Industries, Inc.....................................      177,344
                                                                      ----------
                                                                         821,063
                                                                      ----------
            PRODUCER MANUFACTURING (17.2%)
    16,800  Ametek Aerospace
              Products, Inc........................................      355,950
    26,400  Coltec Industries, Inc.*...............................      440,550
    40,300  Dal-Tile International, Inc.*..........................      360,181
    14,850  General Cable Corp.....................................      293,287
    31,800  Hexcel Corp.*..........................................      347,813
    28,800  Intermet Corp..........................................      458,100
    13,500  Knoll, Inc.*...........................................      364,500
    20,100  Lincoln Electronics
              Holdings Corp........................................      434,034
    14,800  Meritor Automotive, Inc................................      276,575
    34,400  Metals USA, Inc........................................      341,850
    20,600  Milacron, Inc..........................................      399,125
     6,400  Precision Castparts
              Corp. (Rights).......................................      281,600
    25,800  Rayovac Corp.*.........................................      524,063
    21,500  Terex Corp.*...........................................      467,625
    16,500  Wabash National Corp...................................      292,875
                                                                      ----------
                                                                       5,638,128
                                                                      ----------
            RETAIL TRADE (6.6%)
    11,100  Ann Taylor Stores Corp.*...............................      321,900
    22,700  Central Garden & Pet Co.*..............................      451,163
    18,200  CSK Auto Corp.*........................................      474,338
    26,500  General Nutrition
              Companies, Inc.*.....................................      386,734
    24,300  OfficeMax, Inc.*.......................................      221,738
    12,500  Zale Corp.*............................................      296,093
                                                                      ----------
                                                                       2,151,966
                                                                      ----------
            TECHNOLOGY SERVICES (5.5%)
    14,400  Ciber, Inc.*...........................................      282,600
    13,900  Computer Task
              Group, Inc. (Rights).................................      425,688
    13,300  Software AG Systems, Inc.*.............................      199,500
    11,900  Sykes Enterprises, Inc.*...............................      232,422
    15,500  Symantec Corp.*........................................      247,516
    28,400  Systems & Computer
              Technology Corp.*....................................      405,588
                                                                      ----------
                                                                       1,793,314
                                                                      ----------
            TRANSPORTATION (5.0%)
    10,400  Airbourne Freight Corp.................................      243,750
    18,500  American West
              Holdings Corp.*......................................      284,438
    14,100  Coach USA, Inc. *......................................      378,056
    10,500  Seacor Smit, Inc.*.....................................      502,031
     8,900  USFreightways Corp.....................................      223,056
                                                                      ----------
                                                                       1,631,331
                                                                      ----------
            UTILITIES (2.2%)
     8,300  Northwestern Corp......................................      204,906
    60,600  Paging Network, Inc.*..................................      331,406
     7,700  Southwest Gas Corp.....................................      182,394
                                                                      ----------
                                                                         718,706
                                                                      ----------
            TOTAL COMMON STOCKS
            (identified cost $35,383,814)..........................   31,518,406
                                                                      ----------
Principal
 Amount
---------
            TIME DEPOSIT (3.1%)
$1,000,000  State Street Bank (Cayman)
              4.75%, 11/03/98 (identified
              cost $1,000,000).....................................   $1,000,000
                                                                      ----------



TOTAL INVESTMENTS (identified cost $36,383,814) (a) ...... 99.2%     $32,518,406

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........  0.8          272,241
                                                          -----      -----------
NET ASSETS .............................................. 100.0%     $32,790,647
                                                          =====      ===========
------------
 * Non-income producing security

(a) The aggregate cost for federal income tax purposes is $36,479,168, the aggregate gross unrealized appreciation is $1,741,707, and the aggregate gross unrealized depreciation is $5,702,469, resulting in net unrealized depreciation of $3,960,762.

                       See Notes to Financial Statements.

                          U.S. SMALL COMPANY PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1998
                           (expressed in U.S. dollars)

ASSETS:
   Investments in securities, at value (identified cost
     $36,383,814) (Note 1) ...................................      $32,518,406
   Cash ......................................................        1,246,698
   Receivables for:
      Capital stock sold .....................................          300,000
      Margin variation on futures ............................           16,000
      Dividends and other receivables ........................           24,380
                                                                    -----------
           Total Assets ......................................       34,105,484
                                                                    -----------
LIABILITIES:
   Payables for:
      Withdrawals ............................................        1,220,260
      Investment advisory fee (Note 2) .......................           16,725
      Administrative fee (Note 2) ............................              901
      Accrued expenses and other liabilities .................           54,570
      Foreign withholding taxes ..............................           22,381
                                                                    -----------
           Total Liabilities .................................        1,314,837
                                                                    -----------

NET ASSETS ...................................................      $32,790,647
                                                                    ===========
Net Assets Consist of:
   Paid-in capital ...........................................      $36,468,030
   Net unrealized depreciation ...............................       (3,677,383)
                                                                    -----------
Net Assets ...................................................      $32,790,647
                                                                    ===========
                       See Notes to Financial Statements.

                          U.S. SMALL COMPANY PORTFOLIO
                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 1998
                           (expressed in U.S. dollars)

INVESTMENT INCOME:
      Income:
         Dividends (net of foreign withholding taxes
           of $12,829) ........................................    $    312,505
         Interest .............................................          49,349
                                                                   ------------
             Total Income .....................................         361,854
                                                                   ------------
      Expenses:
         Investment advisory fee (Note 2) .....................         274,051
         Custody fee (Note 3) .................................          46,894
         Administrative fee (Note 2) ..........................          14,757
         Professional fees ....................................          30,521
         Trustees' fees and expenses (Note 2) .................           4,944
         Amortization of organization expenses (Note 1) .......           3,081
         Miscellaneous ........................................             443
                                                                   ------------
         Total Expenses .......................................         374,691
             Fees paid indirectly (Note 3) ....................         (42,338)
                                                                   ------------
             Net Expenses .....................................         332,353
                                                                   ------------
             Net Investment Income ............................          29,501
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) (Notes 1 and 3):
      Net realized gain on investments ........................      12,104,984
      Net realized loss on future transactions ................        (881,534)
      Net change in unrealized depreciation on investments ....     (16,859,557)
                                                                   ------------
         Net Realized and Unrealized Loss .....................      (5,636,107)
                                                                   ------------
      Net Decrease in Net Assets Resulting from Operations ....    $ (5,606,606)
                                                                   ============

                       See Notes to Financial Statements.

                          U.S. SMALL COMPANY PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS
                           (expressed in U.S. dollars)

                                                               For the years ended October 31,
                                                               -------------------------------
                                                                      1998          1997
                                                                  -----------    -----------
INCREASE IN NET ASSETS:
  Operations:
      Net investment income ..................................   $     29,501    $     49,182
      Net realized gain on investments and future transactions     11,223,450       8,634,544
      Net change in unrealized appreciation on investments ...    (16,859,557)      1,336,403
                                                                 ------------    ------------
        Net increase (decrease) in net assets resulting
           from operations ...................................     (5,606,606)     10,020,129
                                                                 ------------    ------------
  Capital transactions:
      Proceeds from contributions ............................      4,897,021       7,097,111
      Value of withdrawals ...................................    (10,950,104)    (30,601,261)
                                                                 ------------    ------------
        Net decrease in net assets resulting from capital
           stock transactions ................................     (6,053,083)    (23,504,150)
                                                                 ------------    ------------
          Total decrease in net assets .......................    (11,659,689)    (13,484,021)

NET ASSETS:
  Beginning of year ..........................................     44,450,336      57,934,357
                                                                 ------------    ------------
  End of year ................................................   $ 32,790,647    $ 44,450,336
                                                                 ============    ============

                       See Notes to Financial Statements.

                          U.S. SMALL COMPANY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                           (expressed in U.S. dollars)

                                                                                      For the period
                                                                                     January 17, 1995
                                                 For the years ended October 31,     (commencement of
                                                ---------------------------------     operations) to
                                                  1998         1997        1996      October 31, 1995
                                                --------     --------    --------    ----------------
Ratios/Supplemental Data:
   Net assets, end of period (000's omitted)     $32,791     $44,450      $57,934          $51,226
   Ratios as a percentage of average
     net assets:
      Expenses paid by Portfolio............        0.79%       0.77%        0.77%            0.77%*
      Expenses paid by commissions**........         --          --          0.05%            0.05%*
      Expenses offset arrangements..........        0.10%       0.09%        0.08%            0.05%*
                                                  -------     -------      -------          -------
          Total Expenses....................        0.89%       0.86%        0.90%            0.87%*
                                                  =======     =======      =======          =======
    Ratio of net investment income to
     average net assets.....................        0.07%       0.10%        0.26%            0.25%*
    Portfolio turnover rate.................         158%         63%          51%             115%

---------------
*   Annualized
** A portion of the Portfolio's security transactions are directed to certain unaffiliated brokers which in turn use a portion ofthe commissions they received from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay.

                       See Notes to Financial Statements.

                          U.S. SMALL COMPANY PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                           (expressed in U.S. dollars)


      1. Organization and Significant Accounting Policies. U.S. Small Company Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which was organized as a trust under the laws of the State of New York on June 15, 1993. The Portfolio commenced operations on January 17, 1995 and received a contribution of certain assets and liabilities, including securities, with a value of $33,464,236 (including $1,223,663 of unrealized appreciation) on that date from the 59 Wall Street Company Fund in exchange for a beneficial interest in the Portfolio. The Declaration of Trust permits the Trustees to create an unlimited number of beneficial interests in the Portfolio.

      The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

            B. Futures Contracts. To hedge against anticipated future changes in interest rates or securities prices, U.S. Small Company Portfolio may enter into financial futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security or securities or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed or expires. Should interest rates or securities prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

            If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is risk that the positions may correlate imperfectly with the asset or liability being hedged. Other risks of entering into these transactions are that a liquid secondary market may not always exist, or that another party to a transaction may not perform.

            C. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

                          U.S. SMALL COMPANY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (continued)
                           (expressed in U.S. dollars)

            D. Federal Income Taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for federal income taxes is necessary.

            E.  Deferred  Organization   Expenses.   Expenses  incurred  by  the
      Portfolio in connection with its organization are being amortized on a straight-line basis over a five-year period.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Portfolio has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which it pays the Adviser a fee calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Portfolio's average daily net assets. For the year ended October 31, 1998, the Portfolio incurred $274,051 for advisory services.

      Administrative Fee. The Portfolio has an administrative agreement with Brown Brothers Harriman Trust Company (Cayman) Limited (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.035% of the Portfolio's average daily net assets. The Administrator has a subadministration agreement with Signature Financial Group (Cayman) Ltd. for which Signature Financial Group (Cayman) Ltd. receives such compensation as is from time to time agreed upon. For the year ended October 31, 1998, the Portfolio incurred $14,757 for administrative services.

      Trustees' Fee. Each Trustee of the Portfolio receives an annual retainer paid by the Portfolio. Each Trustee is also reimbursed for out-of-pocket expenses incurred in connection with board meetings. For the year ended October 31, 1998, the Portfolio incurred $4,944 for Trustee fees.

      3. Investment Transactions. For the year ended October 31, 1998, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $62,877,674 and $69,400,447, respectively. For that same period, the portfolio paid brokerage commissions of $70,002 to Brown Brothers Harriman & Co. for transactions executed on its behalf. Custody fees for the portfolio were reduced by $42,338 as a result of an expense offset arrangement with the Portfolio's custodian.

      4. Financial Futures Contracts. As of October 31, 1998, U.S. Small Company Portfolio held open futures contracts. The contractual amount of a futures contract represents the investment the Portfolio has in a particular contract and does not necessarily represent the amounts potentially subject to risk. The measurements of futures contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations under open futures contracts at October 31, 1998 is as follows:
                                                                 Unrealized
             Position        Contracts           Index          Appreciation
              -------        ---------           -----           -----------
               Long             10           Russell 2000         $188,025

      As of October 31, 1998, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                          INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
U.S. Small Company Portfolio:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Small Company Portfolio as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1998 and 1997 and the financial highlights for each of the years in the four-year period ended October 31, 1998 (all expressed in U.S. dollars). These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of U.S. Small Company Portfolio at October 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Grand Cayman, Cayman Islands
December 11, 1998

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759


This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.